UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

DATA443 RISK MITIGATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30542	86-0914051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 J Morris Commons Lane, Suite 105

Morrisville, North Carolina 27560

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 919-858-6542

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(A)	Maxim Agreement.

On August 28, 2020, Data443 Risk Mitigation, Inc. (the “Company”), entered into a letter agreement (the “Maxim Agreement”) with Maxim Group, LLC (“Maxim”) for Maxim to provide general financial advisory, investment banking, and digital marketing services for the Company for an initial term of 6-months. In exchange for the services under the Agreement, the Company shall issue to Maxim shares of the Company’s company stock (a) upon execution of the Maxim Agreement in an amount equal to 2.50% of the Company’s issued and outstanding shares of common stock; and, (b) 2.49% of the of the Company’s issued and outstanding shares of common stock upon the up-listing of the Company’s common stock to a national exchange (NASDAQ or NYSE). All shares issued to Maxim will be non-dilutable for 2-years. Further, cash fees will be paid to Maxim as follows: (i) monthly fee of $2,500; (ii) 8% of the amount of capital raised, invested or committed through or arranged by Maxim; (iii) fee for unallocated expenses of 1% of the amount of capital raised, invested or committed through or arranged by Maxim; and (iv) a 5-year warrant to purchase shares of the Company’s common stock equal to eight percent (8%) of the number of shares of the common stock underlying the securities issued in the financing arranged by Maxim. Lastly, Maxim shall receive a transaction fee equal of 3% of the consideration underlying an acquisitive transaction (such as a merger) arranged by Maxim.

The foregoing information is a summary of the Maxim Agreement, is not complete, and is qualified in its entirety by reference to the full text of the Maxim Agreement, a copy of which will be filed with the Company’s Form 10-Q for the period ended 30 September 2020. Readers should review the Maxim Agreement for a complete understanding of the terms and conditions of the transaction described above.

(B)	Financing.

On August 28, 2020, the Company closed a financing transaction with a lender (the “Lender”) pursuant to a convertible promissory note (the “Note”) and a securities purchase agreement (collectively, the “Transaction Documents”). The amount of the note was $300,000, from which the Lender delivered to the Company net proceeds of $275,000. The outstanding principal balance of the note shall bear interest at the rate of ten percent (10%) per annum, and all amounts are due and payable in 12-months. The Note may be prepaid in whole at any time up to and until the 6-month anniversary of the Note. Prepayments are subject premiums. If the Company fails to meet its obligations under the terms of the Transaction Documents, the Note shall become immediately due and payable and subject to penalties provided for in the Note.

The Note may be converted into shares of the Company’s common stock by the Lender in whole or in part at any time from time to time after the six (6) month anniversary of the issuance of the Note. The conversion price is equal to 60% of the lower of (i) the lowest trading price during the 20-days immediately preceding the issuance of the Note; or, (ii) the lowest trading price during the 20-days immediately preceding the conversion. The conversion price is subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Transaction Documents.

The foregoing information is a summary of the Transaction Documents, is not complete, and is qualified in its entirety by reference to the full text of the Transaction Documents, a copy of which will be filed with the Company’s Form 10-Q for the period ended 30 September 2020. Readers should review the Transaction Documents for a complete understanding of the terms and conditions of the transaction described above.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The applicable information set forth in Items 1.01(A) and 1.01(B) of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The foregoing securities under the Maxim Agreement and the Transaction Documents, respectively, were offered and sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state laws.

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ITEM 7.01	REGULATION FD DISCLOSURE.

On 02 September 2020, the Company’s President, Jason Remillard, presented at the LD Micro 500 Virtual Conference (the “Conference”). Mr. Remillard provide an overview of the Company and discussed, among other things, recent acquisitions and contracts. In connection with the presentation at the Conference, Mr. Remillard used a slide presentation, a copy of which is furnished as Exhibit 99.1 to this Report. Exhibit 99.1 (i) is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section; and, (ii) shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference to such filing.

The statements in this Report include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K for the year ended December 31, 2019 filed on April 17, 2020 and all other filings with the Securities and Exchange Commission after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, or revise forward-looking unless required by law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Materials presented by the Company during the Conference on 02 September 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 03 September 2020	DATA443 RISK MITIGATION, INC.

	By:	/S/ JASON REMILLARD
Jason Remillard,
Chief Executive Officer

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